UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2009

BroadVision, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-34205	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1600 Seaport Blvd, Suite 550, North Bldg, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(650) 331-1000

_________________Not Applicable____________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

1. Severance Benefit Plan

    On October 21, 2009, the Board of Directors of BroadVision, Inc. (the "Company") approved the amendment of the Company's Severance Benefit Plan (the "Plan"), which was previously approved on March 26, 2007.  The amendment alters the benefits accrual and caps on such accrual under the Plan for certain eligible employees of the Company.  The description contained in this Item 5.02 of the Plan is qualified in its entirely by reference to the full text of the amended Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	BroadVision, Inc. Severance Benefit Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

October 26, 2009	By:	/s/ Shin-Yuan Tzou

Name: Shin-Yuan Tzou
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	BroadVision, Inc. Severance Benefit Plan, amended